SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)                  May 29, 2003

MANDALAY RESORT GROUP
(Exact Name of Registrant as specified in its charter)

Nevada	1-8570	88-0121916
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code		(702) 632-6700

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION INCLUDED IN THIS REPORT

Item 7.                                                             Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

99.1	Text of press release dated May 29, 2003, announcing results for the quarter ended April 30, 2003.

Item 9.                                                             Regulation FD Disclosure.

The information contained in Item 9 of this Current Report on Form 8-K is being furnished to the Commission pursuant to “Item 12.  Results of  Operations and Financial Condition” of Form 8-K in accordance with Commission Release Nos. 33-8176 and 34-47583.

On March 29, 2003, Mandalay Resort Group issued an earnings release announcing its financial results for the quarter ended April 30, 2003.  A copy of the earnings release is included as Exhibit 99.1 and is incorporated herein by this reference.

The information in this Current Report on Form 8-K, including the exhibit included herewith, is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MANDALAY RESORT GROUP

Dated: May 29, 2003	By:	/s/ LES MARTIN
Les Martin
Vice President and Chief Accounting Officer

Index to Exhibits

No.	Description

99.1	Press Release dated May 29, 2003.